UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2014 (December 4, 2012)

QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

5 Houston Center

1401 McKinney Street, Suite 2400

Houston, Texas 77010

(Address of principal executive office) (Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 6, 2012, QR Energy, LP (the “Partnership”) filed a Current Report on Form 8-K (the “2012 East Texas Oil Field 8-K”) with the Securities and Exchange Commission (“SEC”) in connection with its completion of an acquisition on December 4, 2012 from a private seller (the “Seller”) of certain oil properties (the “2012 East Texas Oil Field Properties”) located in the Ark-La-Tex area pursuant to a Purchase and Sale Agreement by and among the Partnership and Seller (the “2012 East Texas Oil Field Acquisition”) in exchange for $215 million in cash, after customary purchase price adjustments.

The 2012 East Texas Oil Field 8-K, was amended by the Current Report on Form 8-K/A filed with the SEC on January 9, 2013 to provide historical and pro forma financial information with respect to (i) the 2012 East Texas Oil Field Acquisition, (ii) the Partnership’s acquisition on December 28, 2012 of certain oil and natural gas properties and a processing plant located in the Florida panhandle pursuant to a Purchase and Sale agreement by and among the Partnership and affiliate sellers (the “December 2012 Transferred Properties”) and (iii) certain other transactions described within such financial information  (“Amendment No. 1”). The 2012 East Texas Oil Field 8-K is being further amended by this Amendment No. 2 to include updated pro forma financial information for the year ended December 31, 2012 as described in Item 9.01(b). No other amendments to the 2012 East Texas Oil Field 8-K or Amendment No. 1 are being made by this Amendment No. 2.

The acquisition of the December 2012 Transferred Properties was considered a transaction between entities under common control, and as required by U.S. GAAP, the Partnership revised its previously issued financial statements to include the activities of the December 2012 Transferred Properties as if they were acquired by the Partnership from the date of the Partnership’s IPO. Since the Partnership’s historical data for the year ended December 31, 2012 has been revised for the December 2012 Transferred Properties, the pro forma information included in this Amendment No. 2 does not reflect any adjustments related to the December 2012 Transferred Properties.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma statement of operations of the Partnership for the year ended December 31, 2012, and the related notes, showing the pro forma effects of the acquisition of the 2012 East Texas Oil Field Properties and certain other transactions are attached hereto as Exhibit 99.1.

The unaudited pro forma statement of operations of the Partnership for the year ended December 31, 2012, and the related notes, showing the pro forma effects of the acquisition of the 2012 East Texas Oil Field Properties and certain other transactions are attached hereto as Exhibit 99.1.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Unaudited pro forma statement of operations of the Partnership for the year ended December 31, 2012, giving effect to the 2012 East Texas Oil Field Properties and the certain other transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
Name: Gregory S. Roden
Title: Vice President and General Counsel

Dated: January 14, 2014